SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 3, 2003

HALL KINION & ASSOCIATES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-22869	77-0337705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rowland Way

Suite 200

Novato, California 94945

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 895-2200

Item 5.    Other Events and Required FD Disclosure.

On March 3, 2003, Hall, Kinion & Associates, Inc., a Delaware corporation (the “Company”), announced a restructuring of its Technology Division. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements concerning, among other things, the Company’s return to profitability and revenue growth contained in the press release are “forward-looking” rather than “historic.” The Company disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2001 and other filings made with the Securities and Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov).

Item 7.    Financial Statements, Pro Forma and Exhibits.

(c)    Exhibits

Exhibit No.	Description

99.1	Press Release issued March 3, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL, KINION & ASSOCIATES, INC.

Dated as of March 3, 2003	By:	/s/ MARTIN KROPELNICKI
Martin Kropelnicki Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued March 3, 2003.